Exhibit 99.1

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

OF IBIO, INC. (UNAUDITED)

On September 15, 2023, iBio CDMO LLC, a wholly owned subsidiary of iBio, Inc, entered into a Purchase and Sale Agreement (the “Agreement”) with Majestic Realty Co. (“Majestic”) for the sale of its cGMP biologics manufacturing facility located in Bryan, TX (the “CDMO Facility”). The sale of the CDMO Facility will complete the divestiture of iBio’s contract development and manufacturing business in Texas, paving the way for the Company’s continued advancement of its AI drug discovery platform and immunotherapy pipeline out of its research and development center in California.

Under the terms of the Agreement, Majestic will purchase the approximately 130,000-square-foot CDMO Facility for $17,250,000. The net sales proceeds of the sale after paying all outstanding amounts on the Term Note with Woodforest National Bank (“Woodforest”) are expected to provide important non-dilutive funding to the Company.

The following Unaudited Pro Forma Consolidated Financial Statements have been prepared to comply with Article 11 of Regulation S-X, as promulgated under the Securities Act of 1933, as amended (“Regulation S-X”). The Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2023, reflects the financial position of the Company as if the CDMO Facility sale occurred on March 31, 2023. The Unaudited Pro Forma Consolidated Statements of Income for the nine months ended March 31, 2023, and for the year ended June 30, 2022, present the Company’s results of operations as if the sale of the CDMO Facility was completed on July 1, 2022 and July 1, 2021, respectively. These Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the accompanying notes to the unaudited pro forma financial statements; the Consolidated Financial Statements of the Company and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" presented in the Company’s Quarterly Report on Form 10-Q for the nine months ended March 31, 2023, filed with the SEC on May 15, 2023 and the Company’s Annual Report on Form 10-K for the year ended June 30, 2022, filed with the SEC on October, 11, 2022.

The Unaudited Pro Forma Consolidated Financial Statements are not necessarily indicative of what the Company’s actual financial position or operating results would have been had the sale of the CDMO Facility occurred as of the dates indicated, nor are they indicative of future operating results of the Company. In the Company’s opinion, all adjustments necessary to reflect the effect of the sale of the CDMO Facility have been made.

Unaudited Pro Forma Consolidated Balance Sheet of iBio, Inc and Subsidiaries

As of March 31, 2023

(in thousands, except per share amounts)

		Sale of
	iBio Historical (A)	CDMO Facility		Pro Forma
Assets
Current assets:
Cash	$6,562	$5,011	(B)	$11,573
Accounts receivable - trade	70	—		70
Subscription receivable	260	—		260
Convertible promissory note receivable and accrued interest	912	—		912
Prepaid expenses and other current assets	921	—		921
Current assets held for sale	18,368	(18,368)	(C)	—
Total current assets	27,093	(13,357)		13,736

Restricted cash	3,253	(3,000)	(D)	253
Convertible promissory note receivable and accrued interest	775	—		775
Finance lease right-of-use assets, net of accumulated amortization	678	—		678
Operating lease right-of-use asset	2,786	—		2,786
Fixed assets, net of accumulated depreciation	4,358	—		4,358
Intangible assets, net of accumulated amortization	5,393	—		5,393
Security deposits	50	(24)	(E)	26
Total Assets	$44,386	$(16,381)		$28,005

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,013	$—		$2,013
Accrued expenses	3,821	(285)	(F)	3,536
Finance lease obligation - current portion	265	—		265
Operating lease obligation - current portion	377	—		377
Equipment financing - current portion	156	—		156
Term note payable - ST - net of deferred financing costs	13,700	(13,700)	(G)	—
Current liabilities related to assets held for sale	1,944	(1,944)	(H)	—
Total Current Liabilities	22,276	(15,929)		6,347

Finance lease obligation - net of current portion	422	—		422
Operating lease obligation - net of current portion	3,225	—		3,225
Equipment financing - net of current portion	283	—		283
Accrued expenses - noncurrent	791	—		791
Total Liabilities	26,997	(15,929)		11,068

Equity
Series 2022 Convertible Preferred Stock - $0.001 par value; 1,000,000 shares authorized; 0 shares issued and outstanding as of March 31, 2023	—	—		—
Common Stock - $0.001 par value; 275,000,000 shares authorized at March 31, 2023; 15,818,149 shares issued and outstanding as of March 31, 2023	16	—		16
Additional paid-in capital	300,280	300,280
Accumulated deficit	(282,907)	(452)	(I)	(283,359)
Total Equity	17,389	(452)		16,937
Total Liabilities and Equity	$44,386	$(16,381)		$28,005

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands)

(A)	Reflects` the historical Consolidated Balance Sheet of the Company at March 31, 2023, as presented in the Company’s Q3 2023 10-Q.
(B)

Cash includes an increase in the cash amount of approximately $5,159 representing the estimated net proceeds received in connection with the sale of the CDMO facility after satisfying the debt with Woodforest Bank and estimated closing costs and the release of restricted cash held at Woodforest Bank. The net increase was reduced by $148 for real estate taxes owed, rent on land owed and amount owed for utilities.

(C)	Current assets held for sale represents the fair value of CDMO Facility and the operating lease right-of-use asset for the land on which the CDMO Facility is located.
(D)	The $3,000 held at Woodforest Bank in a restricted account will be released upon satisfaction of the mortgage.
(E)	This represents the return of a deposit from the utility company that services the CDMO Facility.
(F)	Includes real estate taxes, utilities, land rent and interest due to Woodforest Bank.
(G)	Gross debt related to the mortgage with Woodforest Bank on the CDMO Facility of $13,852 offset by $152 of deferred finance costs.
(H)	This amount represents the operating lease liability associated with the right-of-use asset for the land on which the CDMO Facility is located.
(I)	The presentation above assumes a $300 impairment on the CDMO Facility to write it down to its fair market value and $152 of expense related to the deferred finance costs.

iBio, Inc and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Income For the Nine Months Ended March 31, 2023

(in thousands, except per share amounts)

		Sale of
	iBio Historical (A)	CDMO Facility		Pro Forma
Revenues	$—	$—		$—

Operating expenses:
Research and development	7,971	—		7,971
General and administrative	16,407	—		16,407
Total operating expenses	24,378	—		24,378

Operating loss	(24,378)	—		(24,378)

Other income (expense):
Interest expense	(66)	—		(66)
Interest income	163	—		163
Loss on sale of debt securities	(98)	—		(98)
Total other (expense)	(1)	—		(1)
Net loss available to iBio, Inc. stockholders from continuing operations	(24,379)	—		(24,379)
Loss from discontinued operations	(34,598)	20,432	(B)	(14,166)
Net loss available to iBio, Inc. stockholders	$(58,977)	$20,432		$(38,545)

Comprehensive loss:
Consolidated net loss	$(58,977)	$20,432		$(38,545)
Other comprehensive income (loss) - unrealized gain (loss) on debt securities	180	—		180
Other comprehensive income - foreign currency adjustment	33	—		33

Comprehensive loss	$(58,764)	$20,432		$(38,332)

Loss per common share attributable to iBio, Inc. stockholders - basic and diluted - continuing operations	$(2.30)	$—		$(2.30)
Loss per common share attributable to iBio, Inc. stockholders - basic and diluted - discontinued operations	$(3.27)	$1.93		$(1.34)
Loss per common share attributable to iBio, Inc. stockholders - basic and diluted - total	$(5.57)	$1.93		$(3.64)
Weighted-average common shares outstanding - basic and diluted	10,592	10,592		10,592

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE NINE-MONTHS ENDED MARCH 31, 2023

(in thousands)

(A)	Reflects the historical Condensed Consolidated Statement of Income for the nine-months ended March 31, 2023.
(B)	Details of the CDMO discontinued operations shown above is as follow:

		Sale of
	CDMO Historical	CDMO Facility		Pro Forma
Revenues	$391	$—		$391
Cost of goods sold	52	—		52
Gross profit	339	—		339
Operating expenses:
Research and development	6,361	—		6,361
General and administrative	6,165	(2,226)	(C)	3,939
Fixed asset impairments	17,600	(17,600)	(D)	—
Gain on sale of fixed assets	(732)	—		(732)
Inventory reserve	4,933	—		4,933
Total operating expenses	34,327	(19,826)		14,501

Other income (expenses):
Interest expense - term note payable	(606)	606	(E)	—
Other	(4)	—		(4)
Total other income (expenses)	(610)	606		(4)

Loss from discontinued operations	$(34,598)	$20,432		$(14,166)

(C)	Represents facility and maintenance related expenses for the CDMO Facility, including employee related expenses, utilities, real estate taxes and depreciation on the building.
(D)

Represents the impairment adjustment recorded on the building to write down the carrying amount to its estimated fair value at March 31, 2023. Subsequently, an additional impairment of $300 was recorded and reflected in accumulated deficit on the March 31, 2023 Pro Forma Balance Sheet above.

(E)	Represents the interest expense on the mortgage on the CDMO Facility with Woodforest Bank.

iBio, Inc and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Income For the Year Ended June 30, 2022

(in thousands, except per share amounts)

		Sale of
	iBio Historical (A)	CDMO Facility		Pro Forma
Revenues	$1,884	$—		$1,884

Operating expenses:
Research and development	9,827	—		9,827
General and administrative	21,754	—		21,754
Total operating expenses	31,581	—		31,581

Operating loss	(29,697)	—		(29,697)

Other income:
Interest income	177	—		177
Royalty income	7	—		7
Total other income	184	—		184

Consolidated net loss from continuing operations	(29,513)	—		(29,513)
Net income attributable to noncontrolling interest	1	—		1
Net loss attributable to iBio, Inc. from continuing operations	(29,512)	—		(29,512)

Preferred stock dividends - iBio CDMO Tracking Stock	(88)	—		(88)
Net loss available to iBio, Inc. stockholders from continuing operations	(29,600)	—		(29,600)
Loss from discontinued operations	(20,791)	5,687	(B)	(15,104)
Net loss available to iBio, Inc. stockholders	$(50,391)	$5,687		$(44,704)

Comprehensive loss:
Consolidated net loss	$(50,304)	$5,687		$(44,704)
Other comprehensive income (loss) - unrealized gain (loss) on debt securities	(150)	—		(150)

Comprehensive loss	$(50,454)	$5,687		$(44,854)

Loss per common share attributable to iBio, Inc. stockholders - basic and diluted - continuing operations	$(3.39)	$—		$(3.39)
Loss per common share attributable to iBio, Inc. stockholders - basic and diluted - discontinued operations	$(2.38)	$0.65		$(1.73)
Loss per common share attributable to iBio, Inc. stockholders - basic and diluted - total	$(5.78)	$0.65		$(5.13)
Weighted-average common shares outstanding - basic and diluted	8,721	8,721		8,721

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE YEAR ENDED JUNE 30, 2022

(in thousands)

(A)	Reflects the historical Consolidated Statement of Income for the year ended June 30, 2022.
(B)	Details of the CDMO discontinued operations shown above is as follow:

		Sale of
	CDMO Historical	CDMO Facility		Pro Forma
Revenues	$499	$—		$499
Cost of goods sold	216	—		216
Gross profit	283	—		283
Operating expenses:
Research and development	7,902	—		7,902
General and administrative	12,373	(4,275)	(C)	8,098
Total operating expenses	20,275	(4,275)		16,000

Other income (expenses):
Interest expense - term note payable	(602)	602	(D)	—
Interest expense - related party	(810)	810	(E)	—
Forgiveness of note payable and accrued interest - SBA loan	607	—		607
Other	6	—		6
Total other income (expenses)	(799)	1,412		613

Loss from discontinued operations	$(20,791)	$5,687		$(15,104)

(C)	Represents facility and maintenance related expenses for the CDMO Facility, including employee related expenses, utilities, real estate taxes and depreciation on the building.
(D)	Represents the interest expense on the mortgage on the CDMO Facility with Woodforest Bank.
(E)

Represents the interest expense related to College Station Investors LLC, an affiliate of Bryan Capital Investors LLC, who prior to November 1, 2021, held a 0.01% interest in iBio CDMO. On November 1, 2021, iBio, Inc. acquired the 0.01% interest and iBio CDMO became a wholly owned subsidiary of iBio, Inc.